SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-GAYLORD ENTERTAIN  A

          GABELLI ASSET MANAGEMENT COMPANY
          INT'L ADVISORY SERVICES LIMITED
                                10/01/97            5,000-             *DO
          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                10/01/97          180,000-             *DO
               THE GABELLI GLOBAL MULTI MEDIA TRUST
                                10/01/97           83,000-             *DO
                                 9/24/97            8,000-           25.4492
                                 9/23/97            9,000-           25.3867
               THE GABELLI EQUITY TRUST,INC.
                                10/01/97          288,000-             *DO
               THE GABELLI COUCH POTATO FUND
                                10/01/97           20,000-             *DO
                                 9/26/97            5,000            25.4875
               THE GABELLI ASSET FUND
                                10/01/97          350,000-             *DO
               THE GABELLI CAPITAL ASSET FUND
                                10/01/97           92,500-             *DO
                                 9/26/97            1,500-           25.6366
          GAMCO INVESTORS, INC.
                                10/01/97            2,000            29.6250
                                10/01/97          287,000-             *DO
                                 9/22/97           25,000            24.9280
          GAMCO INVESTORS, INC.
                                10/01/97        3,145,672-             *DO
                                10/01/97            1,991-             *DO
                                 9/30/97            5,000-           25.7500
                                 9/29/97            5,000-           25.7500
                                 9/29/97            7,000-           25.7071
                                 9/26/97            1,000            25.7500
                                 9/26/97           10,000            25.4688
                                 9/26/97            5,000            25.5000
                                 9/26/97           45,000-           25.5208
                                 9/25/97           15,000            25.5000
                                 9/24/97            5,000-           25.5000
                                 9/23/97           35,700            25.3130
                                 9/23/97            3,000-           25.5000
                                 9/22/97            8,000            24.9280
                                 9/22/97           30,000            24.8854



                                       26

SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-GAYLORD ENTERTAIN  A

         GABELLI ASSOCIATES FUND
                                10/01/97            9,990            28.2871
                                10/01/97           29,990-           25.4580
                                 9/29/97            5,000            25.4375
                                 9/29/97            1,700-           27.7500
                                 9/26/97           25,000            25.4375
                                 9/26/97            8,300-           27.7500

























    (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

    (2) PRICE EXCLUDES COMMISSION.

    (*) THESE TRANSACTIONS WERE IN CONNECTION WITH THE MERGER DESCRIBED
        IN ITEM 5 (A) OF THIS AMENDMENT TO SCHEDULE 13D.



                                       27